EXHIBIT 23

             CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement No. 333-25049.


                                        /s/ Arthur Andersen LLP
                                        ARTHUR ANDERSEN LLP

Boston, Massachusetts
November 3, 1998